EXHIBIT 32.1

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10‑Q of Shoals Technologies Group, Inc. (the “Company”) for the quarter ended March 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Jeffery Tolnar, as President and Interim Chief Executive Officer of the Company, and Dominic Bardos, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002, that, to the best of his knowledge:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 8, 2023

/s/ Jeffery Tolnar
Jeffery Tolnar
President, Interim Chief Executive Officer (Principal Executive Officer)

/s/ Dominic Bardos
Dominic Bardos
Chief Financial Officer (Principal Financial and Accounting Officer)